UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: July 24, 2014
(Date of Earliest Event Reported)

PANACHE BEVERAGE, INC.
(Exact name of Registrant as specified in its charter)

Delaware	000-52670	20-2089854
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

150 Fifth Avenue, 3rd Floor
New York, NY 10011
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (646) 480-7479

_________________________________
(Former name, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant's Certifying Accountant

Resignation of Current Independent Registered Public Accounting Firm

Silberstein Ungar, PLLC (“Silberstein”) resigned as our independent registered public accounting firm on July 24, 2014 in connection with the acquisition of a large portion of its client base by KLJ & Associates, LLP.

Silberstein’s reports on our financial statements for the years ended December 31, 2012 and December 31, 2013 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, except that the audited financial statements contained in our Annual Reports on Form 10-K for the fiscal years ended December 31, 2012 and December 31, 2013 contained a going concern qualification.

During our two most recent fiscal years ended December 31, 2012 and December 31, 2013 and through July 24, 2014, the date of Silberstein’s resignation, we had no disagreements with Silberstein on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Silberstein’s satisfaction, would have caused it to make reference to the subject matter of the disagreements in connection with its report.

We have provided Silberstein with a copy of the disclosures made in this Current Report on Form 8-K (this “Report”) prior to the time this Report was filed with the Securities and Exchange Commission. We requested that Silberstein furnish a letter addressed to the Securities and Exchange Commission stating whether it agrees with our statements made in this Report. A copy of Silberstein's letter dated July 28, 2014, is attached as Exhibit 16.1 hereto.

Engagement of New Independent Registered Public Accounting Firm

On July 28, 2014, the Board of Directors of the Company approved the appointment of KLJ & Associates, LLP (“KLJ”) as the Company’s independent registered public accounting firm. During the Company’s fiscal years ended December 31, 2012 and 2013 and through July 24, 2014, no one acting on behalf of the Company has consulted KLJ regarding (i) the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company’s financial statements; or (ii) any matter that was either the subject of a disagreement or a reportable event, as defined in Item 304(a) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
16.1	Letter from Silberstein Ungar, PLLC to the Securities and Exchange Commission dated July 28, 2014.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PANACHE BEVERAGE, INC.

Dated: July 28, 2014	By:	/s/ MICHAEL ROMER
Michael Romer
Interim Chief Executive Officer

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